UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement
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Definitive Proxy Statement
X	Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

T. Rowe Price Group, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 12, 2020.

T. ROWE PRICE GROUP, INC.

T. ROWE PRICE GROUP, INC.
100 EAST PRATT STREET

BALTIMORE, MD 21202-1009

Meeting Information

Meeting Type:           Annual Meeting

For holders as of:     March 11, 2020

Date:   May 12, 2020      Time:   10:00 A.M.

Location:

The T. Rowe Price Corporate Campus

4435 Painters Mill Road

Owings Mills, Maryland 21117

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

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1)	BY INTERNET:	www.proxyvote.com
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Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors Recommends a Vote FOR All Nominees Listed in Item 1.

1.	Election of Directors:

	1a.	Mark S. Bartlett

	1b.	Mary K. Bush

	1c.	Dina Dublon

	1d.	Dr. Freeman A. Hrabowski, III

	1e.	Robert F. MacLellan

	1f.	Olympia J. Snowe

	1g.	Robert J. Stevens

	1h.	William J. Stromberg

	1i.	Richard R. Verma

	1j.	Sandra S. Wijnberg

	1k.	Alan D. Wilson

The Board of Directors Recommends a Vote FOR Item 2.

2.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers.
The Board of Directors Recommends a Vote FOR Item 3.

3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020.

The Board of Directors Recommends a Vote FOR Item 4.

4.	To approve the 2020 Long-Term Incentive Plan.

The Board of Directors Recommends a Vote AGAINST Item 5.

5.	Stockholder proposal for a report on voting by our funds and portfolios on matters related to climate change.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, AS RECOMMENDED BY THE BOARD OF DIRECTORS.